Filed pursuant to Rule 497(e)
File Nos. 333-270997; 811-23859

Ramirez Core Bond Fund
Retail Class	RAMRX
Institutional Class	RAMIX

Ramirez Government Money Market Fund
Retail Class	RMZXX
Institutional Class	RAMXX

(Each a “Fund,” together the “Funds”)

Supplement dated September 25, 2024 to the
Statutory Prospectus dated January 9, 2024

The first paragraph under the heading Shareholder Information and sub-heading Pricing of Fund Shares is replaced in the entirety with the following:
Shares of the Funds are sold based on the NAV per share which is calculated on each business day that the Funds are open. The typical deadline for an order to be received in order to receive the current day’s NAV is 4:00 p.m. Eastern time as described below. On days which the bond market closes early the order cut off time will be adjusted appropriately (e.g. the day prior to Thanksgiving Day, Christmas Day and New Year’s Day). You may purchase or redeem shares of the Funds on any business day that the Federal Reserve Bank of New York is open, except as noted below. In addition to weekends the Federal Reserve is closed on the following Federal holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. The Funds may close when the Federal Reserve is open and the New York Stock Exchange is closed, such as Good Friday. On any business day when the Securities Industry Financial Markets Association recommends that the bond markets close trading early, the Funds may also close trading early.  The NAV will not be calculated on days when the Funds are closed for business.

Please retain this Supplement with your Prospectus for future reference.

Ramirez Core Bond Fund
Retail Class	RAMRX
Institutional Class	RAMIX

Ramirez Government Money Market Fund
Retail Class	RMZXX
Institutional Class	RAMXX

(Each a “Fund,” together the “Funds”)

Supplement dated September 25, 2024 to the
Statement of Additional Information dated January 9, 2024

The first paragraph under the heading Determination of Share Price is replaced in the entirety with the following:
Shares of the Funds are sold based on the NAV per share which is calculated on each business day that the Funds are open. The typical deadline for an order to be received in order to receive the current day’s NAV is 4:00 p.m. Eastern time. On days which the bond market closes early the order cut off time will be adjusted appropriately (e.g. the day prior to Thanksgiving Day, Christmas Day and New Year’s Day). You may purchase or redeem shares of the Funds on any business day that the Federal Reserve Bank of New York is open, except as noted below. In addition to weekends the Federal Reserve is closed on the following Federal holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. The Funds may close when the Federal Reserve is open and the New York Stock Exchange is closed, such as Good Friday. On any business day when the Securities Industry Financial Markets Association recommends that the bond markets close trading early, the Funds may also close trading early.  The NAV will not be calculated on days when the Funds are closed for business.

Please retain this Supplement with your SAI for future reference.